SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): March 14, 2005

                         Commission File No.: 000-32309



                        MASTER DISTRIBUTION SYSTEMS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                      86-1010155
--------------------------------------------------------------------------------
(State or other jurisdiction of            (IRS Employer Identification No.)
incorporation or organization)

                               10135 E. Via Linda
                                  Suite D-224A
                            Scottsdale, Arizona 85258
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (480) 391-1110
                            ------------------------
                            (Issuer telephone number)


                              Roberts & Levin, Inc.
                   -------------------------------------------
                   (Former name, if changed since last report)

            #B3A323-8776 E. Shea Boulevard, Scottsdale, Arizona 85260
          ------------------------------------------------------------
                 (Former address, if changed since last report)

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

     Item 1.01 Entry Into a Material Definitive Agreement

On December 31, 2004, the Registrant entered into a Stock Purchase Agreement with OFG EuroPacific, Ltd., to purchase 750,000 shares of the common stock of IG Wizard, Inc., a Nevada corporation, and a subsidiary of the Registrant ("IGW"), in exchange for cash consideration of $11,139.18, constituting amounts currently owed the Registrant by IGW as a result of prior loans made by the Registrant to IGW. The IGW Shares constitute 75% of the total amount of shares of common stock outstanding in IGW, and 100% of the shareholder interest held by the Registrant in IGW. On March 17, 2005, the transaction was consummated and the closing occurred. From December 31, 2004, through the date of the closing, IGW was accounted for as a subsidiary of the Registrant with discontinued operations, and in fact conducted no operations after December 31, 2004.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

     Item 5.01 Changes in Control of Registrant

Not Applicable

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors;

On March 14, 2005, Mike Boyle resigned as a Director and Chief Operating Officer of the Registrant and resigned as President and Director of IG Wizard, Inc., a subsidiary of the Registrant, without disagreement. On March 14, 2005, the remaining board member filled the vacancy on the Board of Director's of the Registrant by appointing Daniel Frey.

Daniel Frey, Age 29, Director: From 2004 until the present, Mr. Frey has served as Chief Executive Officer of Glass Wizard, L.L.C. From 2002 until the present, he has also served as the Marketing Director for OFG EuroPacific, Ltd. From 2000 to 2002, Mr. Frey was an independent consultant to numerous venture capital firms. Mr. Frey attended the University of California, Davis from 1993 to 1998 where he majored in Economics.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

     Item 9.01  Financial Statements and Exhibits

Exhibits      Description
--------     --------------
2.1          Resignation Letter of Mike Boyle
2.2          Resignation of Deanna Olson
2.3          Stock Purchase Agreement
2.4          Certificate of Amendment
2.5          Stock Purchase Agreement

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                MASTER DISTRIBUTION SYSTEMS,INC.

                                                  By:  /s/ Harry Beugelink
March 18, 2005                                    ----------------------------
                                                        Harry Beugelink
                                                        President